                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Proxy Statement/Prospectus and the related Amendment No. 3 to the Registration Statement on Form S-4 (Registration No. 333-22765) of our report dated September 5, 1997, on our audits of the financial statements of Coromed, Inc. We also consent to the reference to our firm under the caption "Experts."


                                             COOPERS & LYBRAND L.L.P.



Albany, New York
November 6, 1997